INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of
Dillard's, Inc. on Form S-8 of our report dated March 2, 2002, incorporated by reference in the Annual Report on Form 10-K of Dillard's Inc. for the fiscal year ended February 2, 2002.

New York, New York
May 24, 2002